FIRST AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


         This First Amendment to Amended and Restated Loan and Security Agreement is made as of this 29th day of September, 1998 by and between

         BankBoston Retail Finance Inc. (in such capacity, the "Agent"), as Agent for the Lenders party to a certain Amended and Restated Loan and Security Agreement dated as of June 4, 1998,

         the Lenders party thereto, and

         Designs, Inc. (the "Borrower"), a Delaware corporation with its principal executive offices at 66 B Street, Needham, Massachusetts 02194 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                              W I T N E S S E T H:


         WHEREAS, on June 4, 1998, the Agent, the Lenders and the Borrower entered in a certain Amended and Restated Loan and Security Agreement (the "Agreement"); and

         WHEREAS, the Borrower desires to acquire twenty-five retail store leases and certain personal property associated therewith from Levi's Only Stores, Inc., which acquisition requires the consent of the Agent and the Lenders pursuant to Section 4-19 of the Agreement; and

         WHEREAS, the Agent, the Lenders and the Borrower desire to consent to the aforesaid acquisition and to modify certain of the provisions of the Agreement as set forth herein.

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders and the Borrowers as follows:

         1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

         2. Amendments to Article 1. The provisions of Article 1 of the Agreement are hereby amended

               (a)  by adding the following new definitions:



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                    "Acceptable LOS Inventory":  Inventory acquired by the
                    Borrower upon consummation of the LOS Acquisition which otherwise constitutes Acceptable Inventory.

                    "LOS Acquisition": The acquisition by the Borrower of twenty-five retail store leases and certain personal property associated therewith from Levi's Only Stores, Inc., for an aggregate price not to exceed $12,000,000.00 and otherwise on terms and conditions acceptable to the Agent.

                    "LOS Inventory Advance Rate": Forty-five percent (45%) or such other percentage as the Agent may hereafter establish.

                    "LOS Inventory": Inventory acquired by the Borrower upon the consummation of the LOS Acquisition.

               (b) by deleting the definition of "Commitment" in its entirety and substituting the following in its stead:

                         "Commitment":  Subject to Section 2-20, as follows:

                    ----------------   ------------------  ---------------------
                    Lender             Dollar Commitment   Commitment Percentage
                    ----------------   ------------------  ---------------------

                    BankBoston Retail  $35,000,000.00           70%
                    Finance Inc.
                    -----------------  ------------------  ---------------------

                    Norwest Business   $15,000,000.00           30%
                    Credit, Inc.
                    -----------------  ------------------  ---------------------


         3. Amendments to Article 2 The provisions of Section 2-1 of the Agreement are hereby amended by adding the following at the end of Section 2-1(b)(ii)(A) thereof:

                    ,plus unless and until the Agent notifies the Borrower that LOS Inventory is deemed Acceptable Inventory, the LOS Inventory Advance Rate of the Cost of Acceptable LOS Inventory.


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         4.    Amendments to Article 4.  The provisions of Article 4 of the Loan
               Agreement are hereby amended by

               (a) effective upon consummation of the LOS Acquisition, deleting the number "$10,000,000.00" appearing in the third line of
                    Section 4-18(b)and substituting the number "$5,000,000.00" in its stead.

               (b) effective upon consummation of the LOS Acquisition, deleting the number "$5,000,000.00" appearing in the second proviso to Section 4-18(b)and substituting the number
                    "$2,500,000.00" in its stead.

               (c) effective upon consummation of the LOS Acquisition, deleting the number "Fifteen Million Dollars ($15,000,000.00)" appearing in Section 4-19(b) and substituting the number "Nine Million Dollars ($9,000,000.00)" in its stead.

               (d) effective upon consummation of the LOS Acquisition, deleting the number "Ten Million Dollars ($10,000,000.00)" appearing in Section 4-19(c) and substituting the number "Five
                    Million Dollars ($5,000,000.00)" in its stead.

               (e) effective upon consummation of the LOS Acquisition, deleting the number "$5,000,000.00" appearing in the proviso to Section 4-19(c) and substituting the number "$2,500,000.00" in its stead.

         The LOS Acquisition shall not be included in the calculation of the Borrower's compliance with any of the sections described in this Paragraph 4.

         5.    Consent to LOS Acquisition. Notwithstanding the provisions of
               Section 4-19(c) which limit the amount of cash consideration payable in connection with any Permitted Acquisition, the Agent and the Lenders hereby consent to the consummation of the LOS Acquisition and waive any Events of Default which otherwise would have been occasioned thereby under Section 4-19(c).

         6. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement on the other Loan Documents remain in full force and effect.


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         7.    Miscellaneous.

                    (a) This First Amendment to Amended and Restated Loan and Security Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                    (b) This First Amendment to Amended and Restated Loan and Security Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                    (c) Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment to Amended and Restated Loan and Security Agreement.

                    (e) The Borrower shall pay on demand all costs and
               expenses of the Agent and each Lender, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this First Amendment to Amended and Restated Loan and Security Agreement.

                    (f) The Borrower warrants and represents that the
               Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this First Amendment and is not relying on any representations or warranties of the Agent or any Lender or their respective counsel in entering into this First Amendment.

         IN WITNESS WHEREOF, the parties have hereunto caused this First Amendment to be executed and their seals to be hereto affixed as of the date first above written.

                                                AGENT

                                                BANKBOSTON RETAIL FINANCE INC.


                                                By: /s/ Michael L. Pizette

                                                Name:  Michael L. Pizette

                                                Title: Managing Director


                                                LENDERS

                                                BANKBOSTON RETAIL FINANCE INC.


                                                By: /s/ Michael L. Pizette

                                                Name:  Michael L. Pizette

                                                Title: Managing Director

                                                NORWEST BUSINESS CREDIT, INC.


                                                By: /s/ Scott Fiore

                                                Name: Scott Fiore

                                                Title: Assistant Vice President


                                                BORROWER

                                                DESIGNS, INC.



                                                By: /s/ Joel H. Reichman

                                                Name: Joel H. Reichman

                                                Title: President & CEO